                                                                     Exhibit 4.9

                        SEVERANCE COMPENSATION AGREEMENT

     This SEVERANCE COMPENSATION AGREEMENT dated as of August 1, 2000 is entered into between Unilens Vision Inc., Unilens Corp. USA, a corporation (collectively, the "Company"), and Alfred W. Vitale (the "Executive").

     Executive has determined that he will retire from the Company according to the schedule set forth in paragragh 1 below and subject to the terms of this Agreement. The Company's Board of Directors has determined, in light of the importance of the Executive's continued services to the Company, it is appropriate and in the best interests of the Company and its stockholders to provide the terms for Executive's severance upon retirement from the Company. Accordingly, the Company's Board of Directors has determined that it is desirable to pay the Executive the severance compensation set forth below upon the Executive's retirement from the Company under the circumstances described below, in the event of his death or following a Change in Control of the Company (as defined below).

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained in this Agreement, it is agreed between the Company and the Executive as follows:

1.   TERMS OF DATE OF RETIREMENT.
     ----------------------------

     This Agreement shall commence on the date hereof and shall terminate on June 30, 2001, or if extended, on December 31, 2001. Unless Company notifies Executive in writing prior to April 15, 2001 that June 30, 2001 is the confirmed date of retirement, then the retirement date will be automatically extended to December 31, 2001. Executive's retainment under this Agreement shall be under the same terms and conditions as those which presently apply to Executive, including without limitation compensation, title, benefits, etc.

2.   CHANGE IN CONTROL.
     ------------------

     In the event there shall have been a Change in Control of the Company before Executive retires from the Company or within six months thereafter, Executive shall be entitled to compensation as set forth in paragraph 3 below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

3.   SEVERANCE COMPENSATION
     ----------------------

     If Executive's retirement is effective on June 30, 2001, on December 31, 2001 or on such other date as the parties otherwise mutually agree in writing (the "Retirement Date"), Executive shall receive severance compensation under this Agreement in the amount equal to six (6) month's of Executive's annual compensation (the "Severance Compensation"). This Severance Compensation shall be in addition to any other regularly paid compensation to which Executive would be entitled through to the Retirement Date. As used in this Agreement, all references to "compensation" shall mean compensation calculated based upon Executive's annual compensation rate in effect at the time of executing this Agreement.

In the event Executive should die prior to June 30, 2001 and provided Executive has not declined the Company's offer to extend the date of Executive's retirement to Decmeber 31, 2001, Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of death through June 30, 2001, together with the Severance Compensation, up to a total not to exceed an amount equal to twelve
(12) months of Executive's compensation. If the Retirement Date is extended pursuant to the terms of Section 1 herein and Executive should die during the period from July 1, 2001 to December 31, 2001, Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of death through December 31, 2001, together with the Severance Compensation.

If the Company extends the date of Executive's retirement to December 31, 2001 on the same terms and conditions as presently in effect under Executive's present contract, and Executive declines the Company's offer in writing, then Executive's compensation shall end on June 30, 2001 and Executive shall have no right to any compensation after June 30, 2001 or to any Severance Compensation.

If the Company has a Change of Control prior to June 30, 2001 and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control to June 30, 2001 plus an additional payment equal to twelve (12) months' compensation (such additional payment referred to herein as the "Change of Control Compensation"). If the Retirement Date is extended pursuant to the terms of Section 1 herein, a Change of Control occurs during the period from July l, 2001 to December 31, 2001, and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control to December 31, 2001 plus the Change of Control Compensation. If Executive is entitled to the Change in Control Compensation, Executive will not also be entitled to the Severance Compensation.

All amounts due to Executive for Severance Compensation or for Change of Control Compensation hereunder shall be paid by Company to Executive (or to Executive's estate, if applicable) in one lump sum on the Retirement Date or within ten (10) days of Executive's death, as the case may be.

If the Company undergoes a Change of Control within six months after the Retirement Date, Executive will be entitled to receive, in addition to the Severance Compensation payable pursuant to this agreement, an additional payment equal to the Severance Compensation within ten days of such Change in Control.

4.   SUCCESSOR TO THE COMPANY.
     -------------------------

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance, satisfactory to the Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, and assigns. If the Executive should die, any amounts payable to the Executive hereunder, shall be paid in accordance with the terms of this Agreement to the Executive's to the Executive's estate or as directed by the persoanl representative or executor of said estate.

5.   NOTICE.
     ------

     For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given to the applicable receiving party when hand delivered, delivered by overnight courier or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

If to the Company:
-----------------

Unilens Corp. USA
Unilens Vision, Inc.
10431 72/nd/ St. N.
Largo, Florida 34647
Attention: Secretary

If to the Executive
-------------------

Alfred W. Vitale
18525 S.E. Prestwick Lane
Tequesta, FL 33469

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon actual receipt.

6.   MISCELLANEOUS.
     -------------

     No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by, enforced and construed in accordance with the laws of Florida. Time is of the essence in this Agreement.

7.   VALIDITY.
     --------

     The invalidity or enforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

8.   COUNTERPARTS.
     -------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and same instrument.

9.   AUTHORITY TO ENTER AGREEMENT.
     ----------------------------
     Executive and Company hereby warrant to one another that they have full right and authority to enter into this Agreement and that no additional approvals or authorizations are required.

     AGREED TO the date first set forth above.

Witnesses:


/s/ Michael J. Pecora                   Unilens Corp. USA
-------------------------------------


/s/ Donna M. Wheeler                    By:  /s/ A. W. Vitale    Director
-------------------------------------      ---------------------


/s/ Donna M. Wheeler
-------------------------------------


/s/ Michael J. Pecora                   /s/ Alfred W. Vitale     Alfred W.Vitale
-------------------------------------   ------------------------


/s/ Donna M. Wheeler                    Unilens Vision, Inc
-------------------------------------


/s/ Michael J. Pecora                   By:  /s/ A. W. Vitale    President
-------------------------------------      ---------------------

/s/                                     Unilens Vision, Inc
-------------------------------------


/s/                                     By:  /s/ William D. Baxter      Director
-------------------------------------      -----------------------------


/s/                                     Unilens Vision, Inc
-------------------------------------


/s/                                     By:  /s/ Ian Tostensen          Director
-------------------------------------      -----------------------------

                               FIRST AMENDMENT TO
                        SEVERANCE COMPENSATION AGREEMENT

     This FIRST AMENDMENT TO SEVERANCE COMPENSATION AGREEMENT dated as of October 23, 2001 (the "Amendment") is entered into between Unilens Vision, Inc., Unilens Corp. USA, a corporation (collectively, the "Company"), and Alfred W. Vitale (the "Executive").

     WHEREAS, a the parties previously entered into a Severance Comensation Agreement (the "Agreement") dated as of August 1, 2000; and

     WHEREAS, the parties desire to amend the Agreement extending the December 31, 2001 dates of the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained in this Amendment, it is agreed between the Company and the Executive to amend the Agreement as follows:

1.   TERMS OF DATE OF RETIREMENT.
     ---------------------------

     The Agreement shall remain in full force and effect but shall be amended as of the date hereof and according to the terms hereof, and shall terminate on December 31, 2002. Executive's retainment under the Agreement, as amended, shall be under the same terms and conditions as those which applied to Executive as of August 1, 2000, including without limitation compensation, title, benefits, etc.

2.   SEVERANCE COMPENSATION
     ----------------------

     If Executive's retirement is effective on December 31, 2002 or such other date as the parties otherwise mutually agree in writing (the "Retirement Date"), Executive shall receive severance compensation under the Agreement in the amount equal to six (6) month's of Executive's annual compensation (such additional payment shall be referred to herein as the "Severance Compensation"). The Severance Compensation shall be in addition to any other regularly paid compensation to which Executive would be entitled through the Retirement Date. As used in the Agreement, as amended herein, all references to "compensation" shall mean compensation calculated based upon Executive's annual compensation rate in effect as of August 1, 2000.

     If Executive dies during the period from the date of this Amendment through and including December 31, 2002, Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of Executive's death through December 31, 2002, together with the Severance Compensation, up to a total not to exceed an amount equal to twelve (12) months of the Executives compensation.

     If the Company has a Change of Control (as defined in the Agreement) during the period from the date of this Amendment through and including December 31, 2002, and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control through and including December 31, 2002, plus an additional payment equal to twelve (12) months' of Executive's compensation (such additional payment shall be referred to herein as the "Change of Control Compensation").

     All amounts due to Executive for Severance Compensation or Change of Control Compensation hereunder shall be paid by Company to Executive (or to Executive's estate, if applicable) in one lump sum on the Retirement Date or within ten (10) days of Executive's death, as the case may be.

3.   NOTICE.
     ------

     For purposes of this Amendment, notices and all other communications provided for in this Amendment shall be in writing and shall be deemed to have been duly given to the applicable receiving party when hand delivered, delivered by overnight courier or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

If to the Company:
-----------------
Unilens Corp. USA
Unilens Vision, Inc.
10431 72/nd/ St. N.
Largo. Florida 34647
Attention: Secretary

If to the Executive
-------------------
Alfred W. Vitale
18525 S.E. Prestwick Lane
Tequesta, FL 33469

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon actual receipt.

4.   MISCELLANEOUS.
     -------------

     No provisions of this Amendment may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Amendment to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Amendment. This Amendment shall be governed by, enforced and construed in accordance with the laws of Florida. Time is of the essence in this Amendment.

5.   VALIDITY.
     --------

     The invalidity or enforceability of any provisions of this Amendment shall not affect the validity or enforceability of any other provision of this Amendment, which shall remain in full force and effect.

6.   COUNTERPARTS.
     ------------

     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and same instrument.

7.   AUTHORITY TO ENTER AMENDMENT.
     ----------------------------

     Executive and Company hereby warrant to one another that they have full right and authority to enter into this Amendment and that no additional approvals or authorizations are required. Unilens Vision Inc., as parent company to Unilens Corp. USA, is joining in the execution of this Amendment in order to confirm its approval thereof. This Amendment shall become immediately effective upon final execution by each person or entity signing this Amendment.

8.   AGREEMENT TO REMAIN IN EFFECT.
     -----------------------------

     Except as expressly modified or amended herein, all other terms of the Agreement shall remain in full force and effect. Immediately upon execution, the terms of this Amendment shall be incorporated into the Agreement and shall become a part thereof. To the extent the terms of this Amendment and the Agreement differ, the terms of this Amendment shall prevail.

     AGREED TO on the date first set forth above.

Witnesses:


/s/ Michael J. Pecora                   By:  /s/ Alfred W. Vitale
-------------------------------------       ------------------------------------
                                            Alfred W. Vitale
                                            President/Director
                                            Unilens Corp., USA/Unilens
                                             Vision Inc.


/s/ Donna M. Wheeler                    /s/ Alfred W. Vitale
-------------------------------------   ----------------------------------------
                                        Alfred W. Vitale


/s/ C. Rlauton                          /s/ William Baxter
-------------------------------------   ----------------------------------------
                                        William Baxter
                                        Director, Unilens Vision Inc.


/s/ C. Rlauton                          /s/ Nick Bennett
-------------------------------------   ----------------------------------------
                                        Nick Bennett
                                        Director, Unilens Vision Inc.

                               SECOND AMENDMENT TO
                        SEVERANCE COMPENSATION AGREEMENT

     This SECOND AMENDMENT TO SEVERANCE COMPENSATION AGREEMENT dated as of the 28th day of May, 2002 (the "Second Amendment") is entered into between Unilens Vision, Inc., Unilens Corp. USA, a corporation (collectively, the "Company"), and Alfred W. Vitale (the "Executive").

     WHEREAS, the parties previously entered into a Severance Compensation Agreement dated as of August 1, 2000;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by First Amendment to Severance Agreement (the "First Amendment"); the Severance Compensation Agreement and the First Amendment shall hereafter collectively be known as the "Agreement"; and

     WHEREAS, the parties desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained in this Second Amendment, it is agreed between the Company and the Executive to amend the Agreement as follows:

1.   TERMS OF DATE OF RETIREMENT.
     ----------------------------

     The Agreement shall remain in full force and effect but shall be amended as of the date hereof and according to the terms hereof, and shall terminate on December 31, 2003. Executive's retainment under the Agreement shall be under the same terms and conditions as those which applied to Executive as of August 1, 2000, including without limitation compensation, title, benefits, etc.

2.   SEVERANCE COMPENSATION
     ----------------------

     If Executive's retirement is effective on December 31, 2003 or such other date as the parties otherwise mutually agree in writing (the "Retirement Date"), Executive shall receive severance compensation under the Agreement in the amount equal to six (6) month's of Executive's annual compensation (such additional payment shall be referred to herein as the "Severance Compensation"). The Severance Compensation shall be in addition to any other regularly paid compensation to which Executive would be entitled through the Retirement Date. As used in the Agreement, as amended herein, all references to "compensation" shall mean compensation calculated based upon Executive's annual compensation rate in effect as of August 1, 2000.

     If Executive dies during the period from the date of this Second Amendment through and including December 31, 2003, Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of Executive's death through December 31, 2003, together with the Severance Compensation up to a total not to exceed an amount equal to twelve (12) months of the Executives Compensation.

     If the Company has a Change of Control (as defined in the Agreement) during the period from the date of this Second Amendment through and including December 31, 2003, and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control through and including December 31, 2003, plus an additional payment equal to twelve (12) months' of Executive's compensation (such additional payment shall be referred to herein as the "Change of Control Compensation").

     All amounts due to Executive for Severance Compensation or Change of Control Compensation hereunder shall be paid by Company to Executive (or to Executive's estate, if applicable) in one lump sum on the Retirement Date or within ten (10) days of Executive's death, as the case may be.

3.   NOTICE.
     ------

     For purposes of this Second Amendment, notices and all other communications provided for in this Second Amendment shall be in writing and shall be deemed to have been duly given to the applicable receiving party when hand delivered, delivered by overnight courier or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

If to the Company:
-----------------
Unilens Corp. USA
Unilens Vision, Inc.
10431 72/nd/ St. N.
Largo, Florida  34647
Attention: Secretary

If to the Executive
-------------------
Alfred W. Vitale
18525 S.E. Prestwick Lane
Tequesta, FL 33469

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon actual receipt.

4.   MISCELLANEOUS.
     -------------

     No provisions of this Second Amendment may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Second Amendment to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Second Amendment. This Second Amendment shall be governed by, enforced and construed in accordance with the laws of Florida. Time is of the essence in this Second Amendment.

5.   VALIDITY.
     --------

     The invalidity or enforceability of any provisions of this Second Amendment shall not affect the validity or enforceability of any other provision of this Second Amendment, which shall remain in full force and effect.

6.   COUNTERPARTS.
     ------------

     This Second Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and same instrument.

7.   AUTHORITY TO ENTER SECOND AMENDMENT.
     -----------------------------------

     Executive and Company hereby warrant to one another that they have full right and authority to enter into this Second Amendment and that no additional approvals or authorizations are required. Unilens Vision, Inc., as parent company to Unilens Corp. USA, is joining in the execution of this Second Amendment in order to confirm its approval thereof. This Second Amendment shall become immediately effective upon final execution by each person or entity signing this Second Amendment.

8.   AGREEMENT TO REMAIN IN EFFECT.
     -----------------------------

     Except as expressly modified or amended herein, all other terms of the Agreement shall remain in full force and effect. Immediately upon execution, the terms of this Second Amendment shall be incorporated into the Agreement and shall become a part thereof. To the extent the terms of this Second Amendment and the Agreement differ, the terms of this Second Amendment shall prevail.

     AGREED TO on the date first set forth above.

Witnesses:


                                        By:  /s/ Alfred W. Vitale
  /s/ Michael J. Pecora                    -------------------------------------
-------------------------------------      Alfred W. Vitale, President/
                                           Director Unilens Corp.USA/Unilens
                                           Vision Inc.


                                        By:  /s/ Alfred W. Vitale
  /s/ Michael J. Pecora                    -------------------------------------
-------------------------------------      Alfred W. Vitale, Executive


                                        By:  /s/ William Baxter
  /s/ Shannon McClay                       -------------------------------------
-------------------------------------      Willliam Baxter, Director Unilens
                                           Vision Inc.


                                        By:  /s/ Nick Bennett
  /s/ Shannon McClay                       -------------------------------------
-------------------------------------      Nick Bennett, Director Unilens
                                           Vision Inc.

                               THIRD AMENDMENT TO
                        SEVERANCE COMPENSATION AGREEMENT

     This THIRD AMENDMENT TO SEVERANCE COMPENSATION AGREEMENT dated as of the 25th day of August, 2003 (the "Third Amendment") is entered into between Unilens Vision, Inc., Unilens Corp. USA, a corporation (collectively, the "Company"), and Alfred W. Vitale (the "Executive").

     WHEREAS, the parties previously entered into a Severance Compensation Agreement dated as of August 1, 2000;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by First Amendment to Severence Compensation Agreement (the "First Amendment") dated as of October 23, 2001;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by Second Amendment to Severance Agreement (the "Second Amendment") dated as of 28 May 2002; the Severance Compensation Agreement, the First Amendment, and the Second Amendment shall hereafter collectively be known as the "Agreement"; and

     WHEREAS, the parties desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained in this Third Amendment, it is agreed between the Company and the Executive to amend the Agreement as follows:

1.   TERMS OF DATE OF RETIREMENT.
     ---------------------------

     The Agreement shall remain in full force and effect but shall be amended as of the date hereof and according to the terms hereof, and shall terminate on December 31, 2004. Executive's retainment under the Agreement shall be under the same terms and conditions as those which applied to Executive as of August 1, 2000, including without limitation compensation, title, benefits, etc.

2.   SEVERANCE COMPENSATION
     ----------------------

     If Executive's retirement is effective on December 31, 2004 or such other date as the parties otherwise mutually agree in writing (the "Retirement Date"), Executive shall receive severance compensation under the Agreement in the amount equal to six (6) month's of Executive's annual compensation (such additional payment shall be referred to herein as the "Severance Compensation"). The Severance Compensation shall be in addition to any other regularly paid compensation to which Executive would be entitled through the Retirement Date. As used in the Agreement, as amended herein, all references to "compensation" shall mean compensation calculated based upon Executive's annual compensation rate in effect as of August 1, 2000.

     If Executive dies during the period from the date of this Third Amendment through and including December 31, 2004, the Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of Executive's death through December 31, 2004, together with the Severance Compensation up to a total not to exceed an amount equal to twelve (12) months of the Executives Compensation.

     If the Company has a Change of Control (as defined in the Agreement) during the period from the date of this Third Amendment through and including December 31, 2004, and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control through and including December 31, 2004, plus an additional payment equal to twelve (12) months' of Executive's compensation. (such additional payment shall be referred to herein as the "Change of Control Compensation").

     All amounts due to Executive for Severance Compensation or Change of Control Compensation hereunder shall be paid by Company to Executive (or to Executive's estate, if applicable) in one lump sum on the Retirement Date or within ten (10) days of Executive's death, as the case may be.

3.   NOTICE.
     ------

     For purposes of this Third Amendment, notices and all other communications provided for in this Third Amendment shall be in writing and shall be deemed to have been duly given to the applicable receiving party when hand delivered, delivered by overnight courier or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

If to the Company:
-----------------

Unilens Corp. USA
Unilens Vision, Inc.
10431 72/nd/ St. N.
Largo, Florida  34647
Attention: Secretary

If to the Executive
-------------------

Alfred W. Vitale
18525 S.E. Prestwick Lane
Tequesta, FL 33469

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon actual receipt.

4.   MISCELLANEOUS.
     -------------

     No provisions of this Third Amendment may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Third Amendment to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Third Amendment. This Third Amendment shall be governed by, enforced and construed in accordance with the laws of Florida. Time is of the essence in this Third Amendment.

5.   VALIDITY.
     --------

     The invalidity or enforceability of any provisions of this Third Amendment shall not affect the validity or enforceability of any other provision of this Third Amendment, which shall remain in full force and effect.

6.   COUNTERPARTS.
     ------------

     This Third Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and same instrument.

7.   AUTHORITY TO ENTER THIRD AMENDMENT.
     ----------------------------------

     Executive and Company hereby warrant to one another that they have full right and authority to enter into this Third Amendment and that no additional approvals or authorizations are required. Unilens Vision, Inc., as parent company to Unilens Corp. USA, is joining in the execution of this Third Amendment in order to confirm its approval thereof. This Third Amendment shall become immediately effective upon final execution by each person or entity signing this Third Amendment.

8.   AGREEMENT TO REMAIN IN EFFECT.
     -----------------------------

     Except as expressly modified or amended herein, all other terms of the Agreement shall remain in full force and effect. Immediately upon execution, the terms of this Third Amendment shall be incorporated into the Agreement and shall become a part thereof. To the extent the terms of this Third Amendment and the Agreement differ, the terms of this Third Amendment shall prevail.

     AGREED TO on the date first set forth above.

Witnesses:


                                        By:  /s/ Alfred W. Vitale
  /s/ Michael J. Pecora                    -------------------------------------
-------------------------------------      Alfred W. Vitale, President/
                                           Director Unilens Corp. USA/Unilens
                                           Vision Inc.


                                        By:  /s/ Alfred W. Vitale
  /s/ Donna M. Wheeler                     -------------------------------------
-------------------------------------      Alfred W. Vitale, Executive


                                        By:  /s/ William Baxter
  /s/ Judith Roberts                       -------------------------------------
-------------------------------------      Willliam Baxter, Director Unilens
                                           Vision Inc.


                                        By:  /s/ Nick Bennett
  /s/ Judith Roberts                       -------------------------------------
-------------------------------------      Nick Bennett, Director Unilens
                                           Vision Inc.

                               FOURTH AMENDMENT TO
                        SEVERANCE COMPENSATION AGREEMENT

     This FOURTH AMENDMENT TO SEVERANCE COMPENSATION AGREEMENT dated as of the 21st day of November, 2003 (the "Fourth Amendment") is entered into between Unilens Vision, Inc., Unilens Corp. USA, a corporation (collectively, the "Company"), and Alfred W. Vitale (the "Executive").

     WHEREAS, the parties previously entered into a Severance Compensation Agreement dated as of August 1, 2000;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by First Amendment to Severence Compensation Agreement (the "First Amendment") dated as of October 23, 2001;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by Second Amendment to Severence Compensation Agreement (the "Second Amendment") dated as of May 28, 2002;

     WHEREAS, the parties previously amended the Severance Compensation Agreement by Third Amendment to Severance Agreement (the "Third Amendment") dated as of 25 August 2003; the Severance Compensation Agreement, the First Amendment, the Second Amendment, and the Third Amendment shall hereafter collectively be known as the "Agreement"; and

     WHEREAS, the parties desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants contained in this Fourth Amendment, it is agreed between the Company and the Executive to amend the Agreement as follows:

1.   TERMS OF DATE OF RETIREMENT.
     ----------------------------

     The Agreement shall remain in full force and effect but shall be amended as of the date hereof and according to the terms hereof, and shall terminate on June 30, 2005. Executive's retainment under the Agreement shall be under the same terms and conditions as those which applied to Executive as of August 25, 2003, including without limitation compensation, title, benefits, etc.

2.   SEVERANCE COMPENSATION
     ----------------------

     If Executive's retirement is effective on June 30, 2005 or such other date as the parties otherwise mutually agree in writing (the "Retirement Date"), Executive shall receive severance compensation under the Agreement in the amount equal to twelve (12) month's of Executive's annual compensation (such additional payment shall be referred to herein as the "Severance Compensation"). The Severance Compensation shall be in addition to any other regularly paid compensation to which Executive would be entitled through the Retirement Date. As used in the Agreement, as amended herein, all references to "compensation" shall mean compensation calculated based upon Executive's annual compensation rate in effect as of the date of the Executive's retirement, the date of Change of Control, or the date of death of the Executive, as the case may be.

     If Executive dies during the period from the date of this Fourth Amendment through and including June 30, 2005, the Company, or its insurer, shall pay compensation to Executive's estate in an amount equal to the balance of Executive's compensation from the date of Executive's death through June 30, 2005, together with the Severance Compensation up to a total not to exceed an amount equal to eighteen (18) months of the Executives Compensation.

     If the Company has a Change of Control (as defined in the Agreement) during the period from the date of this Fourth Amendment through and including June 30, 2005, and Executive retires on the date of the Change of Control, Executive will be entitled to compensation equal to the amount due to Executive for the period from the date of the Change of Control through and including June 30, 2005, plus an additional payment equal to eighteen (18) months' of Executive's compensation. (such additional payment shall be referred to herein as the "Change of Control Compensation").

     All amounts due to Executive for Severance Compensation or Change of Control Compensation hereunder shall be paid by Company to Executive (or to Executive's estate, if applicable) in one lump sum on the Retirement Date or within ten (10) days of Executive's death, as the case may be.

3.   NOTICE.
     ------

     For purposes of this Fourth Amendment, notices and all other communications provided for in this Fourth Amendment shall be in writing and shall be deemed to have been duly given to the applicable receiving party when hand delivered, delivered by overnight courier or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

If to the Company:
-----------------
Unilens Corp. USA
Unilens Vision, Inc.
10431 72/nd/ St. N.
Largo, Florida  34647
Attention: Secretary

If to the Executive
-------------------
Alfred W. Vitale
18525 S.E. Prestwick Lane
Tequesta, FL 33469

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon actual receipt.

4.   MISCELLANEOUS.
     -------------

     No provisions of this Fourth Amendment may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Fourth Amendment to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior to subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Fourth Amendment. This Fourth Amendment shall be governed by, enforced and construed in accordance with the laws of Florida. Time is of the essence in this Fourth Amendment.

5.   VALIDITY.
     --------

     The invalidity or enforceability of any provisions of this Fourth Amendment shall not affect the validity or enforceability of any other provision of this Fourth Amendment, which shall remain in full force and effect.

6.   COUNTERPARTS.
     ------------

     This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and same instrument.

7.   AUTHORITY TO ENTER THIRD AMENDMENT.
     ----------------------------------

     Executive and Company hereby warrant to one another that they have full right and authority to enter into this Fourth Amendment and that no additional approvals or authorizations are required. Unilens Vision, Inc., as parent company to Unilens Corp. USA, is joining in the execution of this Fourth Amendment in order to confirm its approval thereof. This Fourth Amendment shall become immediately effective upon final execution by each person or entity signing this Fourth Amendment.

8.   AGREEMENT TO REMAIN IN EFFECT.
     -----------------------------

     Except as expressly modified or amended herein, all other terms of the Agreement shall remain in full force and effect. Immediately upon execution, the terms of this Fourth Amendment shall be incorporated into the Agreement and shall become a part thereof. To the extent the terms of this Fourth Amendment and the Agreement differ, the terms of this Fourth Amendment shall prevail.

     AGREED TO on the date first set forth above.

Witnesses:


                                        By:  /s/ Alfred W. Vitale
  /s/ Michael J. Pecora                    -------------------------------------
-------------------------------------      Alfred W. Vitale, President/
                                           Director Unilens Corp. USA/Unilens
                                           Vision Inc.


                                        By:  /s/ Alfred W. Vitale
  /s/ Donna Wheeler                        -------------------------------------
-------------------------------------      Alfred W. Vitale, Executive


                                        By:  /s/ William Baxter
  /s/ Shannon McClay                       -------------------------------------
-------------------------------------      Willliam Baxter, Director Unilens
                                           Vision Inc.


                                        By:  /s/ Nick Bennett
  /s/ Judith Roberts                       -------------------------------------
-------------------------------------      Nick Bennett, Director Unilens
                                           Vision Inc.